UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): April 2, 2001

REDBACK NETWORKS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-25853	77-0438443

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

250 Holger Way San Jose, CA 95134 (408) 571-5000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                (b)         PRO FORMA FINANCIAL INFORMATION

        Attached as Exhibit 99.1 hereto is unaudited pro forma combined financial data for the year ended December 31, 2000, that presents the effect of the merger between Redback and Siara Systems, Inc. (“Siara”) as if the merger occurred on January 1, 2000.

        The unaudited pro forma combined financial data are based on the estimates and assumptions set forth in the notes to such statements. The unaudited pro forma combined financial data are not necessarily indicative of the results that would have been achieved had the transaction been consummated as of the date indicated or that may be achieved in the future.

        The unaudited pro forma combined financial data should be read in conjunction with the historical financial statements of Redback included in Redback’s Annual Report on Form 10-K for the year ended December 31, 2000, the historical financial statements of Siara included in Redback’s Proxy Statement dated February 7, 2000, included within the Registration Statement on Form S-4 Amendment Number 1 (File No. 333-95947), and other financial information pertaining to Redback and Siara.

        Redback acquired Abatis Systems Corporation (“Abatis”) in September 2000. The unaudited pro forma combined statement of operations of Redback and Siara does not include the acquisition of Abatis on a pro forma basis because it is not significant to Redback.

                (c)         EXHIBITS.

                              99.1 Unaudited Pro Forma Combined Financial Data

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REDBACK NETWORKS INC.

DATE: April 2, 2001	By:	/s/ Dennis P. Wolf

Dennis P. Wolf Senior Vice President of Finance and Administration, Chief Financial Officer and Corporate Secretary